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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
TRANSCRYPT INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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TRANSCRYPT INTERNATIONAL, INC.

NOTICE OF 2001
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, July 26, 2001
TIME:	9:00 a.m.
PLACE:	EFJohnson Company 299 Johnson Avenue Waseca, Minnesota 56093

June 22, 2001

Dear Stockholder:

    It is my pleasure to invite you to Transcrypt International, Inc.'s 2001 Annual Meeting of Shareholders.

    We will hold the meeting on Thursday, July 26, 2001, at 9:00 a.m. at EFJohnson, 299 Johnson Avenue in Waseca, Minnesota. In addition to the formal items of business, we will review 2000, give an update of Transcrypt and answer your questions.

    This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Transcrypt.

    Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

    Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

    We look forward to seeing you at the meeting.

                      Sincerely,

                      Michael E. Jalbert
                      Chairman of the Board

TRANSCRYPT INTERNATIONAL, INC.

NOTICE OF 2001
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, July 26, 2001
TIME:	9:00 a.m.
PLACE:	EFJohnson Company 299 Johnson Avenue Waseca, Minnesota 56093

Dear Stockholders:

    At our Annual Meeting, we will ask you to:

  •
  Elect one director to each serve for a term of three years;
  •
  Ratify the selection of KPMG LLP as independent public accountants for 2001; and
  •
  Transact any other business that may properly be presented at the Annual Meeting.

    Our Bylaws provide for the nomination of directors at the Meeting in the following manner:

    "Article 1, Section 7. Stockholder Proposals and Nominations of Directors. Nominations for election to the Board of Directors of the Corporation at a meeting of the stockholders may be made by the Board of Directors, or on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at such meeting. Any nominations, other than those made by or on behalf of the Board of Directors, and any proposal by any stockholder to transact any corporate business at an annual or special stockholders meeting, shall be made by notice in writing and mailed by certified mail to the Secretary of the Corporation and (i) in the case of an annual meeting, received no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days' notice of a meeting of stockholders is given to the stockholders, such notice of proposed business or nomination by such stockholder shall have been made or delivered to the Secretary of the Corporation not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed, and (ii) in the case of a special meeting of stockholders, received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. A notice of nominations by stockholders shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section."

    If you were a stockholder of record at the close of business on June 19, 2001, you may vote at the Annual Meeting.

By order of the Board of Directors,

R. Andrew Massey Corporate Secretary
June 22, 2001 Lincoln, Nebraska

i

PROXY STATEMENT FOR TRANSCRYPT INTERNATIONAL, INC.
2001 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

    We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

Who is entitled to vote?

    We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about June 25, 2001 to all stockholders entitled to vote. The record date for those entitled to vote is June 19, 2001. At the close of business on June 19, 2001, there were 17,577,315 shares of Transcrypt common stock outstanding, of which 17,359,773 were voting common stock and 217,542 were non-voting common stock. Transcrypt common stock is our only class of voting stock. We are also sending along with this Proxy Statement, the Transcrypt Annual Report for the year ended 2000, which includes our financial statements.

What constitutes a quorum?

    The holders of a majority of the issued and outstanding shares of Transcrypt common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How many votes do I have?

    Each share of Transcrypt common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Transcrypt common stock that you own.

How do I vote by proxy?

    Whether you plan to attend the Annual Meeting or not, we urge you to complete, date and sign the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

    If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" the election of the one nominee for director (see page 20),

  •
  "FOR" the ratification of the selection of KPMG LLP as independent public accountants for 2001 (see page 20).

    If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors or, if no recommendation is given, in their own discretion. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I change my vote after I return my proxy?

    Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

  •
  You may send Transcrypt's Secretary another proxy with a later date.

  •
  You may notify Transcrypt's Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may attend the Annual Meeting and vote in person.

How do I vote in person?

    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive.

Directions to the EFJohnson Facility:

From the Minneapolis Airport, take Interstate 494W to Interstate 35W and then proceed south on 35W approximately 54 miles to Owatonna, Minnesota. At Owatonna, exit onto Minnesota Highway 14 and go west approximately 13 miles to Waseca. Continue traveling on Highway 14 (Elm Ave) until you reach the first stoplight. Turn left onto Minnesota Highway 13 and go 8 blocks. Turn right onto Johnson Avenue. EFJohnson is located across the railroad tracks on the south side of Johnson Avenue.

What vote is required to approve each proposal?

Proposal 1:
Elect One Director	The one nominee for director who receives the most votes will be elected.
Proposal 2:
Ratify Selection of Independent Public Accountants	The affirmative vote of a majority of the votes duly cast by holders of shares of common stock entitled to vote is required to ratify the selection of independent public accountants. So, if you "ABSTAIN" from voting, it will not be counted as a "FOR" or "AGAINST" vote for this proposal.
The Effect of Broker Non-Votes	If your broker holds your shares in its name, the broker will be entitled to vote your shares on both Proposals even if it does not receive instructions from you.

What are the costs of soliciting these proxies?

    We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How Do I Obtain an Annual Report on Form 10-K?

    If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2000, that we filed with the Securities and Exchange Commission, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of exhibits we will sent them to you. Expenses for copying and mailing will be your responsibility.

Please write to:

Transcrypt International, Inc.
4800 NW First Street
Lincoln, Nebraska 68521
Attention: Investor Relations

INFORMATION ABOUT TRANSCRYPT COMMON STOCK OWNERSHIP

Which Stockholders Own at Least 5% of Transcrypt?

    The following table shows, as of June 19, 2001, all persons we know to be "beneficial owners" of more than five percent of Transcrypt's outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)
John T. Connor 4800 NW First Street Lincoln, Nebraska 68521	1,228,354	(3)	8.4%
Janice K. Connor 4800 NW First Street Lincoln, Nebraska 68521	994,097	(4)	6.8%

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Transcrypt common stock not only if you hold it directly, but also if you directly or indirectly through a relationship, a position as a director or trustee, or a contract or understanding have or share the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of June 19, 2001.

(2)
Shares of Transcrypt common stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of June 19, 2001, are considered outstanding for purposes of computing the percentage of the person or entity holding those options but are not considered outstanding for computing the percentage of any other person or entity. We consider the 217,542 shares of our non-voting common stock held by First Commerce Bancshares, Inc. outstanding for computing the percentage each person or entity owns.

(3)
Includes 294,257 shares, which are issuable upon the exercise of stock options that are currently exercisable. Mr. Connor disclaims beneficial ownership of 362,008 shares held by Janice Connor and 531,314 shares held by or in trust for other members of the Connor family. The information about John Connor is based on a Schedule 13G report filed with the SEC on February 12, 2001. If you wish, you may obtain this report from the SEC.

(4)
Mrs. Connor shares voting and investment power of these with her husband, John T. Connor. Mrs. Connor disclaims beneficial ownership of 462,783 shares held by Mr. Connor and 632,089 shares held by or in trust for other members of the Connor family. The information about Janice Connor is based on a Schedule 13G report filed with the SEC on February 12, 2001. If you wish, you may obtain this report from the SEC.

How Much Stock is Owned by Directors and Executive Officers?

    The following table shows, as of June 19, 2001, the Transcrypt common stock beneficially owned by our current directors and Named Executive Officers who are included in the Summary Compensation Table on page 9 and are still employed with the Company, and those shares of common stock owned by all executive officers and directors as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)
Michael E. Jalbert	467,333	(3)	2.7%
Massoud Safavi	118,332	(4)	*
George R. Spiczak	110,250	(5)	*
Thomas R. Thomsen	1000		*
Edward H. Bersoff	0		*
Michael Z. Kay	0		*
Winston J. Wade	0		*
All current executive officers and directors as a group (9 persons)	696,915	(6)	4.0%

*
Less than 1%

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Transcrypt common stock not only if you hold it directly, but also if you directly or indirectly through a relationship, a position as a director or trustee, or a contract or understanding have or share the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of June 19, 2001.

(2)
Shares of Transcrypt common stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of June 19, 2001, are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person. We consider the 217,542 shares of our non-voting common stock held by First Commerce Bancshares, Inc. outstanding for computing the percentage each person owns. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power, if any, with respect to all shares of common stock each beneficially owns.

(3)
Includes 433,333 shares issuable upon the exercise of stock options that are exercisable within 60 days of June 19, 2001.

(4)
Includes 93,332 shares issuable upon the exercise of stock options that are exercisable within 60 days of June 19, 2001.

(5)
Consist solely of shares issuable upon the exercise of stock options that are exercisable within 60 days of June 19, 2001.

(6)
Includes 636,915 shares issuable upon the exercise of stock options that are exercisable within 60 days of June 19, 2001.

Compensation Committee Interlocks and Insider Participation

    None of the members of our Compensation Committee is or has been an officer or employee of Transcrypt.

Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply With Section 16(a) Beneficial Ownership Reporting in 2000?

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC reflecting changes in their beneficial ownership of Transcrypt common stock and to provide us with copies of the reports. Based on our review of these reports and certifications furnished by each of the reporting persons, we believe that all of these reporting persons complied with their filing requirements for 2000 except for one failure to file a timely Form 3 for David L. Hattey and one failure to file a timely Form 5 for a grant of options to Mr. Hattey.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

    The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them, and by participating in Board and committee meetings.

    The Board met seven (7) times during 2000. Each incumbent director attended at least 75% of the total number of Board and committee meetings, of which he was a member, held in 2000.

The Committees of the Board

    The Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Executive Committee
The Executive Committee may exercise the powers of the Board of Directors, other than approving or proposing to stockholders action required to be approved by the stockholders, filling vacancies on the Board of Directors or any of its committees, amending the Certificate of Incorporation without stockholder approval, adopting, amending or repealing bylaws, or approving a plan merger not requiring stockholder approval and is responsible for reviewing management's performance. Mr. Bersoff, Mr. Jalbert, Mr. Thomsen and Mr. Wade serves as a member of the Executive Committee. The Executive Committee did not meet in 2000.
The Audit Committee
The Audit Committee of the board is composed of two members and operates under a written charter adopted by the Board of Directors. The responsibilities of the Audit Committee are contained in the Audit Committee Report. The Audit Committee during fiscal year 2000 consisted of Messrs. Bersoff and Wade. Each of the members is "independent," as defined by Company policy and the National Association of Securities Dealers, Inc. listing standards. The Audit Committee membership was reduced to two members when Mr. Thomas Smith decided to resign from the Board of Directors. It is the Board of Directors' intent to increase the membership of the Audit Committee to three member, consistent with its newly adopted Audit Committee Charter, when the Board of Directors realigns committee membership at the July 26, 2001 Board of Directors' Annual Meeting. The Audit Committee met three (3) times during 2000.
The Compensation Committee
The Compensation Committee is responsible for determining our compensation policies and administering our compensation plans and 1996 Stock Incentive Plan. The Compensation Committee also reviews the compensation levels of our employees and makes recommendations to the

Board regarding changes in compensation. Messrs. Thomsen serves as Chair and Messrs. Wade currently serve as a member of the Compensation Committee. The Compensation Committee met three (3) times during 2000.
The Nominating Committee
The Nominating Committee recommends candidates for election to our Board of Directors. Mr. Wade serves as Chair and Messrs. Jalbert and Thomsen currently serve as members of the Nominating Committee. The Nominating Committee did not meet in 2000. Nominations must be made in accordance with Article 1, Section 7 of the Bylaws which is set forth on the Notice of 2001 Annual Meeting of Shareholders.

Directors

    The following are the biographies of our current directors whose term of office will continue after the Annual Meeting. The biography of Thomas R. Thomsen, current director and nominee for Class II Director, is included below at page 20 under "Proposal 1: Elect One Director."

    Class I Directors.  The following are our current Class I directors. Their terms expire in 2003:

Name and Age	Principal Occupation and Business Experience
Edward H. Bersoff (58)
Dr. Bersoff has served as a director of Transcrypt since June 1999. Dr. Bersoff has served as President, Chief Executive Officer, and Chairman of the Board of Directors of BTG, Inc. since founding the company in 1982. BTG, Inc. is a publicly traded information systems and technical services company that assists public and private organizations with computer-based solutions to complex information technology issues. Dr. Bersoff serves as a director of Phillips Publishing International, Inc.
Winston J. Wade (62)
Mr. Wade has served as a director of Transcrypt since July 1996. Effective February 1999, Mr. Wade retired as Chief Executive Officer and Chief Operating Officer of Binariang-Malaysia, a joint venture of MediaOne for which he served since January of 1997. From February to December 1996, he served as managing director of BPL U.S. West Cellular in India. From 1963 to 1996, he held various positions with Northwestern Bell, AT&T and U.S. West Communications. Mr. Wade also serves as a director of the University of Nebraska Foundation, AmeritasAcacia Life Insurance Company and SCC Communications.

    Class III Directors.  The following are our current Class III directors. Their terms expire in 2002.

Name and Age	Principal Occupation and Business Experience
Michael E. Jalbert (56)
Mr. Jalbert was appointed to serve as a director upon his hiring as President and Chief Executive Officer of Transcrypt on March 1, 1999. Mr. Jalbert was elected Chairman of the Board of Directors on March 25, 1999. Prior to joining Transcrypt, Mr. Jalbert served as President and Chief Executive Officer of Microdyne Corp., a Nasdaq listed company, from March 1997 to February 1999. From 1995 to 1997, Mr. Jalbert served as President and Chief Executive Officer of IDB Communications. From 1992 to 1995, Mr. Jalbert was President of the CSD division of Diversey Corporation. Mr. Jalbert joined the Diversey Corporation from West Chemical Corporation, where he was President and Chief Operating Officer from 1987 to 1992.
Massoud Safavi (48)
Mr. Safavi was appointed to serve as a director upon his hiring as Senior Vice President and Chief Financial Officer of Transcrypt in October 1999. Prior to joining Transcrypt, Mr. Safavi served as Vice President and Chief Financial Officer of Xerox Engineering Systems Inc. beginning in May 1999. In addition, Mr. Safavi served as the Chief Financial Officer for Microdyne Corp. from June 1997 to March 1999. Prior to joining Microdyne Corp., Mr. Safavi spent nine years with UNC, Inc. where he served as Assistant Treasurer, division Chief Financial Officer, as well as the Director of Audit. Mr. Safavi is a C.P.A. and C.M.A.

How Do We Compensate Directors?

    Meeting Fees.  In 2000, we paid our non-employee directors a fee of:

  •
  $5,000 quarterly retainer;

  •
  $1,000 for attendance at each Board meeting;

  •
  $500 for attendance at each telephonic Board meeting; and

  •
  $500 for attendance at each committee meeting

    The aggregate amount in fees we paid to our non-employee directors in 2000 was $73,000. In addition, our directors are eligible to participate in the 1996 Stock Incentive Plan. We granted options to one non-employee director to purchase an aggregate of 5,000 shares in 2000 at an exercise price of $2.688 per share. Between November 2000 and January 2001, the Company repriced the options previously granted to directors of the Company by granting replacement options to such persons to acquire a total of 43,106 of the Company's common stock at an exercise price of $.656 per share, which was above the then market value. The repriced options started a new five (5) year vesting schedule.

    Expenses and Benefits.  We reimburse all directors for out-of-pocket and travel expenses incurred in attending Board meetings.

Certain Relationships and Related Transactions

    On March 7, 2001, the Company's Compensation Committee established financial guidelines for the possible bonus award to the Company's Chief Executive Officer, Michael E. Jalbert of $65,000. The bonus will only be awarded if the Company meets certain second quarter 2001 financial goals.

    On January 7, 2000, the Company extended an interest fee loan to the Company's Chief Executive Officer, Michael E. Jalbert, in the principal amount of $175,000. All tax obligations associated with the loan are sole responsibility of Mr. Jalbert. In March 2001, the Company forgave repayment of Mr. Jalbert's loan.

Executive Officers

    The following are the biographies of our current executive officers, except for Mr. Jalbert, our President and CEO, and Mr. Massoud Safavi, our Senior Vice President and Chief Financial Officer, whose biographies are included above under "Directors."

Name and Age	Principal Occupation and Business Experience
Scott W. Avery (41)
Mr. Avery joined Transcrypt as Corporate Controller in December 1999. In January 2000, the Board of Directors appointed Mr. Avery to the position of Corporate Treasurer. Prior to joining Transcrypt, Mr. Avery was Corporate Controller for Microdyne Corp.; formerly a Nasdaq listed Company. Mr. Avery is a C.P.A.
David L. Hattey (41)
Mr. Hattey joined Transcrypt in April 2000, and is currently the Senior Vice President and General Manager of EFJohnson Company. Prior to joining the Company, Mr. Hattey was Vice President of Operations for RACOM Corporation, a provider of digital wireless networking solutions. From 1996 to 1997, Mr. Hattey was a Vice President with Ericsson, Inc.
R. Andrew Massey (31)
Mr. Massey, an attorney, joined Transcrypt in December 1997 and has served as Corporate Secretary since June 1998. From November 1995 to July 1997, he served as a legal assistant to the Nebraska Public Service Commission.

How We Compensate Executive Officers

    The following table shows the compensation paid during the last three years (or for such shorter period that we employed the individual) of our chief executive officer and the five other most highly compensated officers who earned salary and bonus compensation in excess of $100,000 during 2000 (the "Named Executive Officers").

Summary Compensation Table

	Annual Compensation
Name and Principal Position								Long-Term Compensation Awards Options		All Other Compensation(1)
	Year	Salary	Bonus			Other
Michael E. Jalbert President, Chairman and Chief Executive Officer(2)	2000 1999 1998	$294,996 243,939 N/A		$100,000 275,000	(3) (5)	$13,969 215,595	(4) (6)	— 600,000	(7)	$	— 16,651
Massoud Safavi Chief Financial Officer(8)	2000 1999 1998	$200,000 39,231 N/A		$80,000 75,000	(9) (12)	$10,634 2,122	(10) (13)	200,000 200,000	(11) (11)		— —
George R. Spiczak Senior Vice President and General Manager of Transcrypt Secure Technologies(14)	2000 1999 1998	$175,000 129,231 N/A		$67,374 57,000	(15) (17)	$1,500 118,833	(16) (18)	8,750 150,000			$1,176 —
David L. Hattey Senior Vice President and General Manager of EFJohnson Company(19)	2000 1998 1997	$124,523 N/A N/A		$34,441	(20)	$66,731	(21)	200,000	(22)		—
Craig F. Szczutkowski Senior Vice President(23)	2000 1999 1998	$148,161 174,520 51,654	$	— 22,850	(25)	$4,675 3,735 14,795	(24) (26) (26)	50,000 50,000 50,000			$3,052 433 —
James Ridgell(27) Senior Vice President	2000	$158,846		—		6,050	(28)	100,000			—

(1)
All amounts shown represent the 401K plan matching contributions, except for Mr. Jalbert's 1999 listed amount, which represents a life insurance policy expense of $16,651.

(2)
Mr. Jalbert joined the Company in March 1999.

(3)
Represents a bonus of $100,000.

(4)
Mr. Jalbert was paid $13,969 for a car allowance.

(5)
Includes a $150,000 signing bonus and a $125,000 service bonus.

(6)
Represents amounts paid for a moving allowance of $209,874 and a car allowance of $5,721.

(7)
Of the 600,000 options granted to Mr. Jalbert, 200,000 options were granted pursuant to an agreement outside the 1996 Stock Incentive Plan and 400,000 were granted pursuant to the 1996 Stock Incentive Plan on March 1, 1999 at an exercise price of $2.984 per share. The 1996 Stock Incentive Plan options were cancelled in connection with the regrant of options to acquire 400,000 shares of common stock at an exercise price of $0.656 per share on January 24, 2001.

(8)
Mr. Safavi joined the Company in October 1999.

(9)
Includes a $75,000 signing bonus and a $5,000 service bonus.

(10)
Represents a car allowance of $10,634.

(11)
Mr. Safavi was originally granted options to acquire 200,000 shares of common stock at an exercise price of $2.25 per share on October 19, 1999. These options were cancelled in connection with the regrant of options to acquire 200,000 shares of common stock at an exercise price of $0.656 per share on December 20, 2000.

(12)
Represents a $75,000 signing bonus.

(13)
Represents a car allowance of $2,122.

(14)
Mr. Spiczak joined the Company in April 1999. Mr. Spiczak ceased to be an executive officer of the Company on March 7, 2001.

(15)
Represents amounts paid for a service bonus of $42,374 and a $25,000 signing bonus.

(16)
Represents a travel service payment of $1,500.

(17)
Represents amounts paid for a service bonus of $32,000 and a $25,000 signing bonus.

(18)
Represents amounts paid for moving allowance of $111,019 and a car allowance of $7,814.

(19)
Mr. Hattey joined the Company in July 2000.

(20)
Represents amounts paid for a service award of $9,441 and a $25,000 signing bonus.

(21)
Represents a moving allowance of $61,781 and a car allowance of $4,950.

(22)
Mr. Hattey was originally granted options to acquire 100,000 shares of common stock at an exercise price of $2.563 per share on July 25, 2000. These options were cancelled in connection with the regrant of options to acquire 100,000 shares of common stock at an exercise price of $0.656 per share on November 21, 2000.

(23)
The Company employed Mr. Szczutkowski from March 1998 to October 2000.

(24)
Mr. Szczutkowski was paid $4,675 as a car allowance.

(25)
Represents a 1999 service bonus of $22,850.

(26)
Represents amounts paid for moving allowances.

(27)
Mr. Ridgell joined the Company in January 2000 and was employed by the Company through December 2000.

(28)
Mr. Ridgell was paid $6,050 as an auto allowance.

    The following table sets forth information concerning stock options granted to the Named Executive Officers during 2000.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in 2000				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name				Exercise Price	Expiration Date
							5%	10%
Michael E. Jalbert	—		—	—	—		—	—
Massoud Safavi	200,000	(2)	25.3%	$.656	12/20/10		$0	$6,613
George R. Spiczak	8,750	(3)	1.1%	3.156	1/25/10		17,367	44,011
David L. Hattey	100,000	(4)	12.7%	2.563	7/25/10	(4)	161,186	408,476
	100,000	(5)	12.7%	.656	11/21/10		13,239	59,937
Craig F. Szczutkowski	50,000	(6)	4.5%	3.156	1/25/10	(6)	45,218	114,590
James Ridgell	100,000	(7)	12.7%	3.156	1/25/10	(7)	198,479	502,985

(1)
The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the common stock, compounded annually over a ten-year period and assuming that the closing price was the market value of the common stock on the date of grant. The actual value (if any) that an executive officer receives from a stock option will depend upon the amount by which the market price of our common stock exceeds the exercise price of the option on the date of exercise. We cannot assure that the common stock will appreciate at any particular rate or at all in future years.

(2)
These options are exercisable when vested and vest as follows: 46% of such options vested on the date the option was granted (October 19, 1999) and 13.4% shall vest on each October 19 thereafter until fully vested. These options were granted pursuant to the 1996 Stock Incentive Plan. On December 20, 2000, Mr. Safavi cancelled 200,000 options that were granted on October 19, 1999.

(3)
These options are exercisable when vested and vest as follows: 33% of such options vested on the date the option was granted (January 25, 2000) and 13.4% shall vest on each anniversary thereof until fully vested. These options were granted pursuant to the 1996 Stock Incentive Plan.

(4)
These options were granted on July 25, 2000 and cancelled on November 21, 2000.

(5)
These options are exercisable when vested and vest as follows: 20% of such options shall vest on the first anniversary of the date the option was granted (November 21, 2000), and an additional 20% shall vest on each anniversary thereof until fully vested. These options were granted pursuant to the 1996 Stock Incentive Plan.

(6)
These options were granted on and have since expired unexercised on November 14, 2000.

(7)
These options are exercisable when vested and vest as follows: 50% of such options vested on the date the option was granted (December 25, 2000) and 10% of such options shall vest shall vest on each anniversary thereof until fully vested. These options were granted pursuant to the 1996 Stock Incentive Plan and have since expired unexercised on March 31, 2001.

    The following table sets forth the number and value of stock options held by the Named Executive Officers and at December 31, 2000.

Fiscal Year-End Option Value Table

			Number of Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End (1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael E. Jalbert	—	—	400,000	200,000	$0	$0
Massoud Safavi	—	—	93,332	106,668	$0	$0
George R. Spiczak	—	—	94,375	64,375	$0	$0
David L. Hattey	—	—	0	100,000	$0	$0
Craig Szczutkowski	—	—	—	—	$0	$0
James Ridgell	—	—	50,000	50,000	$0	$0

(1)
Solely for purposes of this table, the fair market value per share of common stock is assumed to be $0.234, the closing price of the common stock as reported on the OTC Bulletin Market on December 31, 2000.

    The following table sets forth information concerning the repricing of options of executive officers for the period from the date we became a public reporting company under the Securities Exchange Act of 1934 on January 22, 1997 and June 19, 2001.

	Ten-Year Option/SAR Repricings
Name	Date	Number of Securities Underlying Options/SARs Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment	Exercise Price at time of Repricing or Amendment	New Exercise Price	Length of Original Option Term Remaining at the Date of Repricing or Amendment
Michael E. Jalbert	1/24/01	400,000(1)	$.563	$2.984	$.656	8 years
Edward H. Bersoff	12/20/00	5,000(2)	$.297	$2.125	$.656	8 years
Massoud Safavi	12/20/00	200,000(3)	$.297	$2.25	$.656	8 years
David L. Hattey	11/21/00	100,000(4)	$.484	$2.563	$.656	9 years
Scott W. Avery	12/20/00	20,000(5)	$.297	$3.50	$.656	9 years
Craig J. Huffaker	7/20/98	50,000(6)	$5.75	$25.00	$5.75	9 years

(1)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on March 1, 1999.

(2)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on July 20, 1999.

(3)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on October 19, 1999.

(4)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on July 25, 2000.

(5)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 2, 2000.

(6)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 19, 1998.

   Employment Agreements, Termination of Employment and Change of Control Provisions

    On March 1, 1999, we entered into an employment agreement with Michael E. Jalbert, our Chairman, President and CEO for a term beginning on March 1, 1999 and ending March 1, 2001. The employment agreement was automatically renewed for an additional two-year period. The agreement sets forth a base salary of $295,000 per year and provides for an annual bonus in an amount targeted at 50% of base salary, if Transcrypt meets or exceeds certain performance objectives set by the Board of Directors. The agreement provides for certain benefits to Mr. Jalbert, including paid vacations, car allowance, participation in our qualified profit sharing plans, and employee group and disability insurance. Additionally, Mr. Jalbert was paid a signing bonus of $150,000 and received an additional bonus of $100,000 on the first anniversary of his employment date. The agreement provides for the grant to Mr. Jalbert of 400,000 stock options of which 25% vest immediately and 25% vest on each subsequent anniversary of his employment over the next 3 years. In the event of termination of the employment agreement after a change in control, as defined in the agreement, (1) all of Mr. Jalbert's unvested options shall vest immediately, (2) Transcrypt shall pay Mr. Jalbert a lump sum severance payment equal to three years of base salary and will consider providing a transaction bonus, and (3) Mr. Jalbert will continue to receive all benefits for one year after termination. A change in control is defined in the agreement as a change in the ownership of Transcrypt or a sale, assignment or transfer of all or substantially all of its assets which results in a forced change in the majority of the Board of Directors. The agreement provided for Mr. Jalbert to enter concurrently into a separate confidentiality and Non-compete Agreement, effective during the term of the agreement.

    On September 10, 1999, we entered into an employment agreement with Massoud Safavi, our Senior Vice President and Chief Financial Officer for a term beginning on October 15, 1999 and ending October 15, 2001. The employment agreement will automatically renew for a one-year period at the expiration of its original term, unless Transcrypt or Mr. Safavi gives the other notice that they do not intend to renew the agreement by sixty days preceding October 15, 2001. The agreement sets forth a base salary of $200,000 per year and provides for an annual bonus, at the discretion of the Board of Directors, if Transcrypt meets or exceeds certain performance objectives set by the Board of Directors. Additionally, Mr. Safavi was paid a signing bonus of $75,000 and received an additional bonus of $75,000 on the first anniversary of his employment date. The agreement provides for certain benefits to Mr. Safavi, including paid vacations, car allowance, participation in our qualified profit sharing plans, and employee group and disability insurance. The agreement provides for the grant to Mr. Safavi of 200,000 stock options of which 33% vest immediately and 13.4% vest on each subsequent anniversary of his employment over the next 5 years. In the event of termination of the employment agreement after a change in control, as defined in the agreement, (1) all of Mr. Safavi's unvested options shall vest immediately, (2) Transcrypt shall pay Mr. Safavi a lump sum severance payment equal to two years of base salary and will consider providing a transaction bonus, and (3) Mr. Safavi will continue to receive all benefits for one year after termination. A change in control is defined in the agreement as a change in the ownership of Transcrypt or a sale, assignment or transfer of all or substantially all of its assets which results in a forced change in the majority of the Board of Directors. The agreement provided for Mr. Safavi to enter concurrently into a separate confidentiality and Non-compete Agreement, effective during the term of the agreement.

    On November 21, 2000, the Company amended its standard option agreement, as permitted by the 1996 Stock Incentive Plan, to provide for acceleration of all options within fifteen days of the occurrence of a change of control event, as defined in the agreement.

Compensation Committee Report
On Executive Compensation and Repricing of Stock Options

    The following Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

  The Report

    The Compensation Committee of the Board of Directors (the "Committee") is composed of two directors who are not also Transcrypt employees. The Committee establishes Transcrypt's overall compensation and employee benefits and the specific compensation of our executive officers. It is the Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

    We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Committee believes that our executive officer compensation policies are consistent with this policy.

    Certain of our executive officers, including our current President and Chief Executive Officer, Michael E. Jalbert, and Chief Financial Officer, Massoud Safavi, have and had written, employment agreements with us (see "Employment Agreements, Termination of Employment and Change of Control Arrangements" on pages 14 above). The Committee determines the levels of compensation granted in such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that the Committee considers appropriate. As indicated below, our overall financial performance is a key factor the Committee considers in setting compensation levels for executive officers.

    The Committee determines annual compensation levels for executive officers, including the Chief Executive Officer, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information security) pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors. The Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. The Company paid $281,815 in bonuses to our Named Executive Officers for their performance in 2000.

    While the Committee establishes compensation levels based on the above-described criteria, the Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. In order to help achieve this objective, and to provide additional compensation to the officers to the extent that the price of common stock increases over fair market value on the date of grant, we granted stock options pursuant to the 1996 Stock Incentive Plan to one officer who joined us in 2000. The Committee currently structures awards granted under the 1996 Stock Incentive Plan to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) allows us to preserve our right to take a tax deduction for compensation attributable to these awards if certain requirements, which include the achievement of certain performance goals, are met. Through the 1996 Stock Incentive Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

    In the fourth quarter of 2000, the Company made an offer to exchange employee stock options to all current employees holding outstanding options, including executive officers. All eligible executive officers accepted the offer to exchange options. Under the offer to exchange options, individuals could exchange eligible options on an all-or-nothing basis for a new option and also had to surrender for cancellation all outstanding options. The new options have an exercise price of $.656, which was above the fair market value of the Company's stock, and vest over a five year period commencing on the date of grant. The Committee approved the exchange offer because it is philosophically committed to the concept of employees as owners, including for its executive officers. The Committee believed that the only means to retain and to provide an incentive to current employees, without adversely affecting the Company's restrictive cash liquidity, was to provide an exchange stock option program. The Committee also considered the potential dilutive impact on shareholders, the Company's current finances, the states of the employee morale and the Company's business plans. Based upon a review of all of the foregoing, the Committee felt it appropriate to offer the option exchange program.

    The Compensation Committee recommended the Company forgive repayment of Mr. Jalbert's January 7, 2000 loan in the principal amount of $175,000. In determining to recommend forgiving Mr. Jalbert's loan, the Committee took into account the following factors: (1) compensation levels that comparable companies in similar industries (wireless communications and information security) pay, (2) the Chief Executive Officer's effectiveness in dealing with external and internal audiences, and (3) the difficulties the Company would have in replacing Mr. Jalbert in the current employment market.

    The principles that guided the Committee in determining our other executive officers' compensation during the 2000 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract, and retain qualified employees.

    The Compensation Committee of the Board of Directors:

      Thomas R. Thomsen, Chairman
      Winston J. Wade

Dated: June 19, 2001

Audit Committee Report

    The Audit Committee (the "Committee") of Transcrypt operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Exhibit A.

    The primary function of the Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Committee's primary duties and responsibilities are to:

  •
  To monitor the preparation of annual and quarterly financial reports;

  •
  Periodically assess the integrity of the Company's financial reporting process and systems of internal control regarding accounting;

  •
  Periodically assess the independence and performance of the Company's outside auditors; and

  •
  Provide an avenue of communication among the outside auditors, management and the Board of Directors.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    The Committee held three meetings during fiscal 2000. During these meetings, the Committee reviewed and discussed the Company's financial statements with management and KPMG LLP ("KPMG"), its independent certified public accountants.

    The Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management and management represented to the Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Committee received the written disclosures and conforming letter from KPMG required by Independence Standards Board Standard No. 1(Independence Discussion with Audit Committees), and the Committee has discussed with KPMG its independence.

    The Company was billed $218,500 for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2000. No financial information systems design work was performed during 2000, therefore, the Company was not billed for the professional services described in Paragraph(c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Company's principal accountant during the year ended December 31, 2000. The Company was billed $68,750 for non-audit services (other than the non-audit services described in the previous sentence) rendered by the Company's principal accountant during the year ended December 31, 2000. The Committee has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant. Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2000, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

    Based on the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of KPMG to the Committee, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    The Audit Committee of the Board of Directors:

      Edward H. Bersoff, Chairman
      Winston J. Wade

Date: June 19, 2001

Performance Graph

    The graph below compares the quarterly cumulative return to stockholders (stock price appreciation plus reinvested dividends) for Transcrypt common stock with the comparable return of two indexes: the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Index. Points on the graph represent the performance between January 22, 1997 and December 31, 2000. We used an eleven-month period for 1997 since we went public, and began trading as a company, on January 22, 1997.

COMPARISON OF 4 YEAR CUMULATIVE TOTAL RETURN*
AMONG TRANSCRYPT INTERNATIONAL, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

    *$100 INVESTED ON 1/22/97 IN STOCK OR INDEX-
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1: Elect One Director

    The Board has nominated one director, Mr Thomsen, for election at the Annual Meeting. Mr. Thomsen is currently serving as one of our Class II directors. A Class II director's term expires in 2001. If you re-elect him, he will hold office until the annual meeting in 2004 or until his successor has been elected or until he resigns.

    We know of no reason why Mr. Thomsen may be unable to serve as a director. If he is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting at which a director for the Class that the director has been appointed to will be elected.

NOMINEE

Name and Age	Principal Occupation and Business Experience
Thomas R. Thomsen (65)
Mr. Thomsen has served as a director of Transcrypt since July 1995. Between August 1995 and November 1999, he served as Chairman of the Board of Directors and Chief Executive Officer of Lithium Technology Corporation ("LTC"), a public company that manufactures rechargeable batteries. Mr. Thomsen had served as a director of LTC since February 1995. In January 1990, Mr. Thomsen retired as President of AT&T Technologies, after holding numerous senior management positions including director of Sandia Labs, Lucent Technologies, AT&T Credit Corp. and Oliveti Inc. Mr. Thomsen currently serves as a director of the Ilion Corporation, the Pioneer Foundation and the University of Nebraska Technology Park. Mr. Thomsen is currently retired.

Proposal 2: Ratify the selection of KPMG LLP as independent public accountants for 2001

    We are asking you to ratify the Board's selection of KPMG LLP, certified public accountants, ("KPMG") as independent public accountants for 2001.

    A representative of KPMG will attend the Annual Meeting and be able to make a statement and to answer your questions.

    We are submitting this proposal to you because the Board believes that such action follows sound corporate practice. If you do not ratify the selection of independent public accountants, the Board will consider it a direction to consider selecting other public accountants. However, even if you ratify the selection, the Board may still appoint new independent public accountants at any time during the year if it believes that such a change would be in the best interests of Transcrypt and our stockholders.

    The Board recommends that you vote "FOR" ratification of the selection of KPMG LLP as independent public accountants for 2001.

Information About Stockholder Proposals

    If you wish to submit proposals to be included in our 2002 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before February 26, 2002. In addition, in the event a stockholder proposal is not submitted to us prior to May 12, 2002, the proxy to be solicited by the Board of Directors for the 2002 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2002 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to Transcrypt International, Inc., 4800 NW First Street, Lincoln, Nebraska 68521. Attention: Corporate Secretary.

                      By order of the Board of Directors,

                      R. Andrew Massey
                       Corporate Secretary

June 22, 2001

Exhibit A

TRANSCRYPT INTERNATIONAL, INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER

I.  PURPOSE

    The primary function of the Audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  •
  Review and appraise the audit efforts of the Corporation's independent accountants.

  •
  Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

    The committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

  •
  Documents/Reports Review

  1.
  Review this Charter and update it as conditions dictate.

  2.
  Review the organization's annual financial statements and any reports, including any certification, report, opinion, or review rendered by the independent accountants.

  3.
  Review, on a quarterly basis, the expense report of the Company's Chief Executive Officer (CEO). The Chair of the Committee may represent the entire Committee for purposes of this review.

    4.
    Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  •
  Independent Accountants

  5.
  Recommend to the Board of Directors the selection of the independent accountants. On an annual basis, the committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

  6.
  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

  7.
  Periodically consult with the independent accountants out of the presence of management about internal controls and the quality and accuracy of the organization's financial statements.

  •
  Financial Reporting Processes

  8.
  Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  9.
  Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

  •
  Process Improvement

  10.
  Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  11.
  Review any significant disagreement among management and the independent accountants in connection with the preparation and audit of the financial statements.

  12.
  Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as recommended by the Audit committee, have been implemented.

  •
  Ethical and Legal Compliance

  13.
  Review management's monitoring of the Corporation's compliance with the organization's Ethical Code.

  14.
  Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

  15.
  Conduct investigations into any matters within the Committee's scope of responsibilities when they feel it is appropriate. When they deem it necessary, the committee shall be empowered to retain Independent Counsel and other professions to assist in any investigation.

  16.
  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

TRANSCRYPT INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, July 26, 2001
9:00 a.m.
EFJohnson Company
299 Johnson Avenue
Waseca, Minnesota 56093

Transcrypt International, Inc. 4800 NW 1st Street, Lincoln, Nebraska 68521	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on July 26, 2001.

   Winston J. Wade and Edward H. Bersoff, and each of them, with full power of substitution, are hereby appointed proxy to vote all the stock of Transcrypt International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders on July 26, 2001, and at any adjournments thereof, to be held at the EFJohnson Company's facility located at 299 Johnson Avenue, Waseca, MN 56093.

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting. THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE, AND FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

See reverse for voting instructions.

   Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors:	01	Thomas R. Thomsen	/ /	Vote FOR the nominee (except as marked)	/ /	Vote WITHHELD from the nominee
2.	RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001	/ /	For	/ /	Against	/ /	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR  EACH PROPOSAL.

Address Change? Mark Box Indicate changes below:	/ /	Date
Planning on attending the Annual Meeting? Mark Box / /

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and the title of authorized officer signing the proxy.

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT TRANSCRYPT COMMON STOCK OWNERSHIP
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
  The Board of Directors
  Certain Relationships and Related Transactions
  Executive Officers
Summary Compensation Table
Option Grants in Last Fiscal Year
Fiscal Year-End Option Value Table
  Employment Agreements, Termination of Employment and Change of Control Provisions
Performance Graph
COMPARISON OF 4 YEAR CUMULATIVE TOTAL RETURN* AMONG TRANSCRYPT INTERNATIONAL, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD
Information About Stockholder Proposals